Exhibit 99.8


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-D

KEY PERFORMANCE FACTORS
September 30, 1997



        Expected B Maturity                         7/17/00


        Blended Coupon                               6.0573%


        Excess Protection Level
        3 Month Average   4.72%
          September, 1997   4.89%
          August, 1997   4.66%
          July, 1997   4.62%


        Cash Yield                                  17.46%


        Investor Charge Offs                         4.80%


        Base Rate                                    7.77%


        Over 35 Day Delinquency                      4.84%


        Seller's Interest                           12.31%


        Total Payment Rate                          12.46%


        Total Principal Balance                     $30,549,822,447.26


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $3,759,687,928.77